                                                                   EXHIBIT 10.11

                                LEASE AMENDMENT

Whereas this is the first amendment to the lease dated November 19, 1994 between Jackson Miles Smith and Susan Lynn Smith, as individuals being the Landlord and The Miles Smith Family Corp., Inc. dba Cal Fresh Produce being Tenant.

The subject property is located at 2705 5th Street, Sacramento, CA. The improvements consist of approximately 34,997 square feet of building area.

The Landlord for the benefit of the Tenant has maintained and improved the premises since November 19, 1994. Therefore effective July 1, 2000 the following subparagraph shall be added to "ARTICLE THREE: BASE RENT, Section 3.02(a)."

     Effective July 1, 2000 the minimum effective rent shall be the greater of the Base Rent with rental adjustment factors or $14,700 per month NNN. Further upon anniversary dates every sixty (60) months from the effective date of this notice the minimum stipulated rents shall be the greater of the following:

          July 1, 2005 Base Rent plus rental adjustments or $16,750 per month. July 1, 2010 Base Rent plus rental adjustments or $19,275 per month. July 1, 2015 Base Rent plus rental adjustments or $22,175 per month.

The Landlord and Tenant by signing below acknowledge acceptance of this change to the BASE RENT section of the lease agreement and stipulate that all other terms and conditions of the lease agreement are in full force and effect.

Landlord:

Date: ______        _________________________          ______________________
                    Jackson Miles Smith                Susan Lynn Smith


Tenant:

Date: ______        __________________________________________________
                    The Miles Smith Family Corp., Inc. as Amended DBA
                    Cal Fresh Produce

            [CB COMMERCIAL LETTERHEAD] INDUSTRIAL REAL ESTATE LEASE

ARTICLE ONE: BASIC TERMS

     This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

     Section 1.01. DATE OF LEASE:                    February 24, 1997
                                 -----------------------------------------------
     Section 1.02. LANDLORD (INCLUDE LEGAL ENTITY):  JB Company
                                                   -----------------------------

--------------------------------------------------------------------------------
Address of Landlord:                         2101 Evergreen Street
                    ------------------------------------------------------------
                                             Sacramento, CA 95815 (916) 929-3003
--------------------------------------------------------------------------------
   Section 1.03. TENANT (INCLUDE LEGAL ENTITY): Miles Smith Family Corporation,
                                              ----------------------------------
                                                a California Corporation
--------------------------------------------------------------------------------
Address of Tenant:                           2705 - 5th Street
                  --------------------------------------------------------------
                                             Sacramento, CA 95818 (916) 442-1292
--------------------------------------------------------------------------------
   Section 1.04. PROPERTY: The Property is part of Landlord's multi-tenant real property development known as
                              --------------------------------------------------
   2703 - 5th Street, #9, Sacramento, CA 95818
--------------------------------------------------------------------------------
and described or depicted in Exhibit "A" (the "Project"). The Project includes the land, the buildings and all other improvements located on the land, and the common areas described in Paragraph 4.05(a). The Property is (include street address, approximate square footage and description) 2703 - 5th
                                                            --------------------
Street, Unit 9, Sacramento, CA 95818, an approximate 10,000 square foot portion
--------------------------------------------------------------------------------
of an approximately 39,688 square foot concrete tilt-up building (SEE EXHIBIT
--------------------------------------------------------------------------------
"A" ATTACHED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Section 1.05. LEASE TERM: five (5) YEARS zero (0) MONTHS BEGINNING ON
                             --------       --------
April 1, 1997 or such other date as is specified in this Lease, and ending on
-------------
March 31, 2002
--------------------------------------------------------------------------------
   Section 1.06. PERMITTED USES: (See Article Five) General warehousing,
                                                   -----------------------------
storage, bottling, office and related legal uses not injurious to the facility.
--------------------------------------------------------------------------------
   Section 1.07. TENANT'S GUARANTOR: (If none, so state)   None
                                                        ------------------------
   Section 1.08. BROKERS: (See Article Fourteen) (If none, so state)
Landlord's Broker:                 CB Commercial Real Estate Group, Inc.
                  --------------------------------------------------------------
Tenant's Broker:                   CB Commercial Real Estate Group, Inc.
                ----------------------------------------------------------------
   Section 1.09. COMMISSION PAYABLE TO LANDLORD'S BROKER: (See Article
Fourteen) $   (PER SEPARATE AGREEMENT)
           ---------------------------------------------------------------------
   Section 1.10. INITIAL SECURITY DEPOSIT: (See Section 3.03) $  2,700.00
                                                               -----------------
   Section 1.11. VEHICLE PARKING SPACES ALLOCATED TO TENANT: (See Section 4.05)
                                                             Unassigned per code
--------------------------------------------------------------------------------
   Section 1.12. RENT AND OTHER CHARGES PAYABLE BY TENANT:

   (a) BASE RENT:        (SEE SECTION 16)                   Dollars ($         )
                 -------------------------------------------          ---------

per month for the first    months, as provided in Section 3.01, and shall be
                        --
increased on the first day of the           month(s) after the Commencement
                                  ---------
Date, either (i) as provided in Section 3.02, or (ii)                        .
                                                      -----------------------
(If (ii) is completed, then (i) as provided and Section 3.02. are inapplicable.)

   Section 1.13. COSTS AND CHARGES PAYABLE BY LANDLORD: (a) Base Real Property Taxes (See Section 4.02); (b) Base Insurance Premiums (See Section 4.04(c));
(c) Maintenance and Repair (See Article Six).

   Section 1.14. LANDLORD'S SHARE OF PROFIT ON ASSIGNMENT OR SUBLEASE: (See
Section 9.05)   None                    percent (  0  %) of the Profit (the
             ---------------------------         -----
"Landlord's Share").

   Section 1.15. RIDERS: The following Riders are attached to and made a part of this Lease: (If none, so state)
                                   ---------------------------------------------
   Exhibit "A" - Disclosure and Agreement
--------------------------------------------------------------------------------
   Addendum
--------------------------------------------------------------------------------
   Option to Extend Term Lease Rider
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


1988 Southern California Chapter        1
     of the Society of Industrial [LOGO]
     and Office Realtors, Inc.   (Multi-Tenant Gross Form

ARTICLE TWO: LEASE TERM

     Section 2.01. LEASE OF PROPERTY FOR LEASE TERM. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

     Section 2.02. DELAY IN COMMENCEMENT. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the Commencement Date. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease except that the Commencement Date shall be delayed until Landlord delivers possession of the Property to Tenant and the Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the Commencement Date, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (10) days after the sixty
(60) day period ends. If Tenant gives such notice, the Lease shall be cancelled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the actual Commencement Date and expiration date of the Lease. Failure to execute such amendment shall not affect the actual Commencement Date and expiration date of the Lease.

     Section 2.03. EARLY OCCUPANCY. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

     Section 2.04. HOLDING OVER. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five percent (25%).

ARTICLE THREE: BASE RENT

     Section 3.01. TIME AND MANNER OF PAYMENT. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

     SECTION 3.03.  SECURITY DEPOSIT; INCREASES.

     (a) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.10 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

[MISSING COPY] (Damage or Destruction), Article Eight (???) or any other termination not resulting ??? Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

     Section 4.01. Additional Rent. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise. Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

     Section 4.02. Property Taxes.

     (a) Real Property Taxes. Landlord shall pay the "Real property Taxes" on the Property during the Lease Term. Real Property Taxes are real property taxes applicable to the Property as shown on the tax bill for the most recent tax fiscal year ending prior to the Commencement Date. However, if the structures on the Property are not completed by the tax lien date of such tax fiscal year, the Real Property Taxes are the taxes shown on the first tax bill showing the full assessed value of the Property after completion of the structures.

     (b) Definition of "Real Property Tax." "Real property tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or Income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

     (d) Personal Property Taxes.

          (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.

          (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

     Section 4.03. Utilities. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     Section 4.04. Insurance Policies.

     (a) Liability Insurance. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the Property. Tenant shall name Landlord as an additional insured under such policy. The initial amount of such insurance shall be One Million Dollars ($1,000,000) per occurrence and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Paragraph 4.04(a) shall (i) be primary and non-contributing; (ii) contain cross-liability endorsements; and (iii) insure Landlord against Tenant's performance under Section 5.05, if the matters giving rise to the indemnity under Section 5.05 result from the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance.

     (b) Property and Rental Income Insurance. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in the full amount of its replacement value. Such policy shall contain an inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant on the Property. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for the payment of any deductible amount under Landlord's or Tenant's insurance policies maintained pursuant to this Section 4.04, in an amount not to exceed Ten Thousand Dollars ($10,000). Tenant shall not do or permit anything to be done which invalidates any such insurance policies.


(C)1988 Southern California Chapter       3
of the Society of Industrial    [SIOR LOGO]
and Office Realtors,(R) Inc.      (Multi-Tenant Gross Form)

[MISSING COPY]

          (i) Landlord shall pay the "Premiums" for the insurance policies maintained by Landlord under Paragraph 4.04(b). If the Property has been previously fully occupied, the "Premiums" are the insurance premiums paid during or applicable to the last twelve (12) months of such prior occupancy. If the Property has not been previously fully occupied or has been occupied for less than twelve (12) months, the Premiums are the lowest annual premiums reasonably obtainable for the required insurance for the Property as of the Commencement Date.

     (d) General Insurance Provisions.

          (i) Any insurance which Tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.

          (ii) If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period or if any such policy is cancelled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.

          (iii) Tenant shall maintain all insurance required under this lease with companies holding a "General Policy Rating" of A-12 or better, as set forth in the most current issue of "Best Key Rating Guide". Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If at any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may change from time to time. Landlord makes no representation as to the adequacy of such insurance to protect Landlord's or Tenant's interests. Therefore, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.

          (iv) Unless prohibited under any applicable insurance policies maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.

     Section 4.05. Common Areas; Use, Maintenance and Costs.

     (a) Common Areas. As used in this Lease, "Common Areas" shall mean all areas within the Project which are available for the common use of tenants of the Project and which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas. Landlord, from time to time, may change the size, location, nature and use of any of the Common Areas, convert Common Areas into leaseable areas, construct additional parking facilities (including parking structures) in the Common Areas, and increase or decrease Common Area land and/or facilities. Tenant acknowledges that such activities may result in inconvenience to Tenant. Such activities and changes are permitted if they do not materially affect Tenant's use of the Property.

     (b) Use of Common Areas. Tenant shall have the nonexclusive right (in common with other tenants and all others to whom Landlord has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such rules and regulations and shall use its best effort to cause others who use the Common Areas with Tenant's express or implied permission to abide by Landlord's rules and regulations. At any time, Landlord may close any Common Areas to perform any acts in the Common Areas as, in Landlord's judgment, are desirable to improve the Project. Tenant shall not interfere with the rights of Landlord, other tenants or any other person entitled to use the Common Areas.

     (c) Specific Provision re: Vehicle Parking. Tenant shall be entitled to use the number of vehicle parking spaces in the Project allocated to Tenant in
Section 1.11 of the Lease without paying any additional rent. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than standard size automobiles or pickup utility vehicles. Tenant shall not cause large trucks or other large vehicles to be parked within the Project or on the adjacent public streets. Temporary parking of large delivery vehicles in the Project may be permitted by the rules and regulations established by Landlord. Vehicles shall be parked only in striped parking spaces and not in driveways, loading areas or other locations not specifically designated for parking. Handicapped spaces shall only be used by those legally permitted to use them. If Tenant parks more vehicles in

(c)1988 Southern California Chapter              4
     of the Society of Industrial [SIOR(TM) LOGO]
     and Office Realtors, Inc.       (Multi-Tenant Gross Form)
the parking area than the number [MISSING COPY] in Section 1.11 of this Lease, such conduct will be a material breach of this Lease. In addition to Landlord's other remedies under the Lease, Tenant shall pay a daily charge determined by Landlord for each such additional vehicle.

     (d) MAINTENANCE OF COMMON AREAS. Landlord shall maintain the Common Areas in good order, condition and repair and shall operate the Project, in Landlord's sole discretion, as a first-class industrial/commercial real property development. Common Area costs include, but are not limited to, costs and expenses for the following: gardening and landscaping; utilities, water and sewage charges; maintenance of signs (other than tenants' signs); premiums for liability, property damage, fire and other types of casualty insurance on the Common Areas and worker's compensation insurance; all property taxes and assessments levied on or attributable to the Common Areas and all Common Area improvements; all personal property taxes levied on or attributable to personal property used in connection with the Common Areas; straight-line depreciation on personal property owned by Landlord which is consumed in the operation or maintenance of the Common Areas; rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Common Areas; fees for required licenses and permits; repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security and similar items; reserves for roof replacement and exterior painting and other appropriate reserves; and a reasonable allowance to Landlord for Landlord's supervision of the Common Areas (not to exceed five percent (5%) of the gross rents of the Project for the calendar year). Landlord may cause any or all of such services to be provided by third parties and the cost of such services shall be included in Common Area costs. Common Area costs shall not include depreciation of real property which forms part of the Common Areas.

     Section 4.06. LATE CHARGES. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten (10) days after it becomes due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents as fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

     Section 4.07. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

ARTICLE FIVE: USE OF PROPERTY

     Section 5.01. PERMITTED USES. Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above.

     Section 5.02. MANNER OF USE. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of tenants of the Project, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

     Section 5.03. HAZARDOUS MATERIALS. As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations, including without limitation petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia


                                       5
(C)1988 Southern California Chapter
     of the Society of Industrial [SIOR LOGO] and Office Realtors,(R) Inc.
                         (Multi-Tenant Gross Form)

[MISSING COPY]

Compounds and other chemicals, ???, asbestos, PCBs and similar compounds and including any different products and materials which are subsequently found to have adverse effects on the environment of the health and safety of persons. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Property by Tenant, its agents, employees, contractors, sublessees or invitees without the prior written consent of Landlord. Landlord shall be entitled to take into account such other factors or facts as Landlord may reasonably determine to be relevant in determining whether to grant or withhold consent to Tenant's proposed activity with respect to Hazardous Material. In no event, however, shall Landlord be required to consent to the installation or use of any storage tanks on the Property.

     Section 5.04. SIGNS AND AUCTIONS. Tenant shall not place any signs on the Property without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

     Section 5.05. INDEMNITY. Tenant shall indemnify Landlord against and hold Landlord harmless for any and all costs, claims or liability arising from: (a) Tenant's use of Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Material caused or permitted by Tenant; (c) any breach or default in the performance of Tenant's obligations under this Lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; or (e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's gross negligence or willful misconduct. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable.

     Section 5.06. LANDLORD'S ACCESS. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers. investors or tenants or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.

     Section 5.07. QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

     Section 6.01. EXISTING CONDITIONS. Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property and is not relying on any representations of Landlord or any Broker with respect thereto. If Landlord or Landlord's Broker has provided a Property Information Sheet or other Disclosure Statement regarding the Property, a copy is attached as an exhibit to the Lease.

     Section 6.02. EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or upon other portions of the Project, or from other sources or places; or (d) any act or omission of any other tenant of the Project. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

     Section 6.03. LANDLORD'S OBLIGATIONS. Subject to the provisions of Article Seven (Damage or Destruction) and Article Eight (Condemnation), and except for damage caused by any act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, Landlord shall keep the foundation, roof and structural portions of exterior walls of the improvements on the Property in good order, condition and repair. However, Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the surfaces of walls. Landlord shall not be obligated to make any repairs under this Section 6.03 until a reasonable time after receipt of a written notice from tenant of the need for such repairs. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease because of the condition of the Property.

     Section 6.04. TENANT'S OBLIGATIONS.

     (a) Except as provided in Section 6.03, Article Seven (Damage or Destruction) and Article Eight (Condemnation), Tenant shall keep all portions of the Property (including structural, nonstructural, interior, systems and equipment) in good order, condition and repair (including interior repainting and refinishing, as needed). If any portion of the Property or any system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired or restored. Tenant shall promptly replace such portion of the Property or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant shall maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor. Landlord shall have the right, upon written notice to Tenant, to undertake the responsibility for preventive maintenance of the heating and air conditioning system at Tenant's expense. In addition, Tenant shall, at Tenant's expense, repair any damage to the roof, foundation or structural portions of walls caused by Tenant's acts or omissions. It is the intention of Landlord and Tenant that at all times during the Lease Term, Tenant shall maintain the Property in an attractive, first-class and fully operative condition

                                       6

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     of the Society of Industrial   [SIOR(TM) LOGO]
     and Office Realtors Inc.
                           (Multi-Tenant Gross Form)

[MISSING COPY] expense. If tenant fails to maintain, repair or replace the Property as required by this Section 6.04, Landlord may, upon ten (10) days' prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

     Section 6.05. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.

     (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed Ten Thousand Dollars ($10,000) in cost cumulatively over the Lease Term and which are not visible from the outside of any building of which the Property is part. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

     (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the Property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of non-responsibility on the Property.

     Section 6.06. CONDITION UPON TERMINATION. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the expiration of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property) without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

     Section 7.01. PARTIAL DAMAGE TO PROPERTY.

     (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged (i.e., less than fifty percent (50%) of the Property is untenantable as a result of such damage or less than fifty percent (50%) of Tenant's operations are materially impaired) and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect (but is not required) to repair any damage to Tenant's fixtures, equipment, or improvements.

     (b) If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b), Landlord may elect either to (i) repair the damage as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or
(ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies and, if the damage was due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate the Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten
(10) days after receiving Landlord's termination notice.

     (c) If the damage to the Property occurs during the last six (6) months of the Lease Term and such damage will require more than thirty (30) days to repair, either Landlord or Tenant may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage.

     Section 7.02. SUBSTANTIAL OR TOTAL DESTRUCTION. If the Property is substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Property is greater than partial damage as described in Section 7.01), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate as of the date the destruction occurred. Notwithstanding the preceding sentence, if the Property can be rebuilt within six (6) months after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after Tenant's notice of the occurrence of total or substantial destruction. If Landlord so elects, Landlord shall rebuild the Property at Landlord's sole expense, except that if the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.



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and Office Realtors, Inc.         (Multi-Tenant Gross Form)

     [MISSING COPY] and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. However, the reduction shall not exceed the sum of one year's payment of Base Rent, insurance premiums and real property taxes. Except for such possible reduction in Base Rent, insurance premiums and real property taxes. Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

     Section 7.04. Waiver. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

ARTICLE EIGHT: CONDEMNATION

     If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

     Section 9.01. Landlord's Consent Required. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in
Section 9.02 below. Landlord has the right to grant or withhold its consent as provided in Section 9.05 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than twenty percent (20%) of the partnership interests shall require Landlord's consent. If Tenant is a corporation, any change in the ownership of a controlling interest of the voting stock of the corporation shall require Landlord's consent.

     Section 9.02. Tenant Affiliate. Tenant may assign this Lease or sublease the Property, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

     Section 9.03. No Release of Tenant. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

     Section 9.04. Offer to Terminate. If Tenant desires to assign the Lease or sublease the Property, Tenant shall have the right to offer, in writing, to terminate the Lease as of a date specified in the offer. If Landlord elects in writing to accept the offer to terminate within twenty (20) days after notice of the offer, the Lease shall terminate as of the date specified and all the terms and provisions of the Lease governing termination shall apply. If Landlord does not so elect, the Lease shall continue in effect until otherwise terminated and the provisions of Section 9.05 with respect to any proposed transfer shall continue to apply.

     Section 9.05. Landlord's Consent.

     (a) Tenant's request for consent to any transfer described in Section 9.01 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Property; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's compliance with all of its obligations under the Lease; and (iv) such other factors as Landlord may reasonably deem relevant. If Landlord objects to a proposed assignment solely because of the net worth and/or financial reputation of the proposed assignee, Tenant may nonetheless sublease (but not assign), all or a portion of the Property to the proposed transferee, but only on the other terms of the proposed transfer.

     (b) If Tenant assigns or subleases, the following shall apply:

          (i) Tenant shall pay to Landlord as Additional Rent under the Lease the Landlord's Share (stated in Section 1.14) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly



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         of the Society of Industrial    [SIOR (TM) LOGO]
         and Office Realtors,(R) Inc.      (Multi-Tenant Gross Form)

     The "Profit" means (A) all amount [MISSING COPY] to Tenant for such assignment or [MISSING COPY] including "key money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for real estate broker's commissions and costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay the Landlord's Share to Landlord. The Profit in the case of a sublease of less than all the Property is the rent allocable to the subleased space as a percentage on a square footage basis.

         (ii) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Property within thirty (30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Share shall not be a consent to any further assignment or subletting. The breach of Tenant's obligation under this Paragraph 9.05(b) shall be a material default of the Lease.

     Section 9.06. No Merger. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

ARTICLE TEN: DEFAULTS; REMEDIES

     Section 10.01. Covenants and Conditions. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

     Section 10.02. Defaults. Tenant shall be in material default under this
Lease:

     (a) If Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04;

     (b) If Tenant fails to pay rent or any other charge when due;

     (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease.
The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

     (d)(i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

     (e) If any guarantor of the Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate, any guaranty of all or any portion of Tenant's obligations under the Lease. Unless otherwise expressly provided, no guaranty of the Lease is revocable.

     Section 10.03. Remedies. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

     (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

                                       9

(c)1988 Southern California Chapter        [SIOR(TM) LOGO]
        of the Society of Industrial
        and Office Realtors,(R) Inc.   (Multi-Tenant Gross Form)

[MISSING COPY]

abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due;

  (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

     Section 10.04. REPAYMENT OF "FREE" RENT. If this Lease provides for a postponement of any monthly rental payments, a period of "free" rent or other rent concession, such postponed rent or "free" rent is called the "Abated Rent". Tenant shall be credited with having paid all of the Abated Rent on the expiration of the Lease Term only if Tenant has fully, faithfully, and punctually performed all of Tenant's obligations hereunder, including the payment of all rent (other than the Abated Rent) and all other monetary obligations and the surrender of the Property in the physical condition required by this Lease. Tenant acknowledges that its right to receive credit for the Abated Rent is absolutely conditioned upon Tenant's full, faithful and punctual performance of its obligations under this Lease. If Tenant defaults and does not cure within any applicable grace period, the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such rent abatement or other rent concession. In such case Abated Rent shall be calculated based on the full initial rent payable under this Lease.

     Section 10.05. AUTOMATIC TERMINATION. Notwithstanding any other term or provision hereof to the contrary, the Lease shall terminate on the occurrence of any act which affirms the Landlord's intention to terminate the Lease as provided in Section 10.03 hereof, including the filing of an unlawful detainer action against Tenant. On such termination, Landlord's damages for default shall include all costs and fees, including reasonable attorneys' fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease; the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

     Section 10.06. CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN: PROTECTION OF LENDERS

     Section 11.01. SUBORDINATION. Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may require, provided that Tenant's obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

     Section 11.02. ATTORNMENT. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

     Section 11.03. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

     Section 11.04. ESTOPPEL CERTIFICATES.

     (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that non of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

     (b) if Tenant does not deliver such statement to Landlord within such ten
(10)-day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

     Section 11.05. TENANT'S FINANCIAL CONDITION. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as Landlord reasonably requires to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial


(C) 1988 Southern California Chapter        10
          of the Society of Industrial [SIOR(TM) LOGO] and Office Realtors, Inc.
                           (Multi-Tenant Gross Form)
statements required by such [MISSING COPY] facilitate the financing or refinancing of [MISSING COPY]. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

ARTICLE TWELVE: LEGAL COSTS

     Section 12.01. LEGAL PROCEEDINGS. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action.

     Section 12.02. LANDLORD'S CONSENT. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

     Section 13.01. NON-DISCRIMINATION. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

     Section 13.02. LANDLORD'S LIABILITY; CERTAIN DUTIES.

     (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or Project or the leasehold estate under a ground lease of the Property or Project at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

     (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

     (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property and the Project, and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease.

     Section 13.03. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

     Section 13.04. INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

     Section 13.05. INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

     Section 13.06. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

     Section 13.07. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

     Section 13.08. NO RECORDATION. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded. The party requiring such recording shall pay all transfer taxes and recording fees.


                                       11
(c)1988 Southern California Chapter
        of the Society of Industrial [SIOR(TM) LOGO] and Office Realtors, Inc
                           (Multi-Tenant Gross Form)

[MISSING COPY]

any part, legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

     SECTION 13.10. CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership, that he or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

     SECTION 13.11 JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

     SECTION 13.12. FORCE MAJEURE. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

     SECTION 13.13. EXECUTION OF LEASE. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

     SECTION 13.14. SURVIVAL. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

ARTICLE FOURTEEN: BROKERS

     SECTION 14.01. BROKER'S FEE. When this Lease is signed by and delivered to both Landlord and Tenant, Landlord shall pay a real estate commission to Landlord's Broker named in Section 1.08 above, if any, as provided in the written agreement between Landlord and Landlord's Broker, or the sum stated in
Section 1.09 above for services rendered to Landlord by Landlord's Broker in this transaction. Landlord shall pay Landlord's Broker a commission if Tenant exercises any option to extend the Lease Term or to buy the Property, or any similar option or right which Landlord may grant to Tenant, or if Landlord's Broker is the procuring cause of any other lease or sale entered into between Landlord and Tenant covering the Property. Such commission shall be the amount set forth in Landlord's Broker's commission schedule in effect as of the execution of this Lease. If a Tenant's Broker is named in Section 1.08 above, Landlord's Broker shall pay an appropriate portion of its commission to Tenant's Broker if so provided in any agreement between Landlord's Broker and Tenant's Broker. Nothing contained in this Lease shall impose any obligation on Landlord to pay a commission or fee to any party other than Landlord's Broker.

     SECTION 14.02. PROTECTION OF BROKERS. If Landlord sells the Property, or assigns Landlord's interest in this Lease, the buyer or assignee shall, by accepting such conveyance of the Property or assignment of the Lease, be conclusively deemed to have agreed to make all payments to Landlord's Broker thereafter required of Landlord under this Article Fourteen. Landlord's Broker shall have the right to bring a legal action to enforce or declare rights under this provision. The prevailing party in such action shall be entitled to reasonable attorneys' fees to be paid by the losing party. Such attorneys' fees shall be fixed by the court in such action. This Paragraph is included in this Lease for the benefit of Landlord's Broker.

     SECTION 14.03. AGENCY DISCLOSURE; NO OTHER BROKERS. Landlord and Tenant each warrant that they have dealt with no other real estate broker(s) in connection with this transaction except: CB Commercial Real Estate Group, Inc., who represents

                   Tenant
______________________________________________________________________________
_____________________________________________________________________________,
and                CB Commercial Real Estate Group, Inc.
   ______________________________________________________________________, who

represents         Landlord
          ____________________________________________________________________
_____________________________________________________________________________ .

     In the event that CB Commercial represents both Landlord and Tenant, Landlord and Tenant hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.


ARTICLE FIFTEEN: COMPLIANCE

     The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Commission and Liability Act, and The Americans With Disabilities Act.

     ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.


                                       12

(c)1988 Southern California Chapter [SIOR(TM) LOGO] of the Society of Industrial and Office Realtors,(R) Inc. (Multi-Tenant Gross Form)

[MISSING COPY]


     Landlord and tenant may sign the Lease at the place and on the dates supplied adjacent to their signatures below and have initialled all Riders which are attached to or incorporated by reference in the Lease.


                                                       "LANDLORD"

Signed on __________________, 19__                 JP Company

at________________________________.        _________________________________

                                           By:______________________________

                                                   Jim Gately
                                           Its:_____________________________

                                           By:______________________________

                                           Its:_____________________________

                                                         "TENANT"

Signed on___________________, 19__        Miles Smith Family Corporation,a
                                          California Corporation

at________________________________.       By: ______________________________

                                          Its:______________________________

                                          By:_______________________________

                                          Its:______________________________


     IN ANY REAL ESTATE TRANSACTION, IT IS RECOMMENDED THAT YOU CONSULT WITH A PROFESSIONAL, SUCH AS A CIVIL ENGINEER, INDUSTRIAL HYGIENIST OR OTHER PERSON WITH EXPERIENCE IN EVALUATING THE CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE PRESENCE OF ASBESTOS, HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS.

     THIS PRINTED FORM LEASE HAS BEEN DRAFTED BY LEGAL COUNSEL AT THE DIRECTION OF THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS(R) INC. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS, INC.,(C) ITS LEGAL COUNSEL, THE REAL ESTATE BROKERS NAMED HEREIN, OR THEIR EMPLOYEES OR AGENTS, AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR OF THIS TRANSACTION. LANDLORD AND TENANT SHOULD RETAIN LEGAL COUNSEL TO ADVISE THEM ON SUCH MATTERS AND SHOULD RELY UPON THE ADVICE OF SUCH LEGAL COUNSEL.


                                       13

1998 Southern California Chapter [SIOR(TM) LOGO] of the Society of Industrial and Office Realtors Inc. (Multi- Tenant Gross Form)

                  ADDENDUM TO INDUSTRIAL REAL ESTATE LEASE
                           (MULTI-TENANT FACILITY)
                    CB COMMERCIAL REAL ESTATE GROUP, INC.
                             BROKERAGE MANAGEMENT
                         LICENSED REAL ESTATE BROKER


This is an Addendum to Industrial Real Estate dated February 24, 1997, by and between JB Company, as "Landlord", Miles Smith Family Corporation, a California Corporation, as "Tenant".

In the event of a discrepancy between the terms and conditions set forth in this Addendum and the original Lease, this Addendum shall prevail.

16.  RENT SCHEDULE:

     Months 00 - 12           $2,700.00
     Months 13 - 24           $2,800.00
     Months 25 - 36           $2,900.00
     Months 37 - 48           $3,000.00
     Months 49 - 60           $3,100.00

17.  TENANT IMPROVEMENTS:

     Landlord, at Landlord's sole cost and expense, shall complete the following tenant improvements:

     a)  Warehouse and
         Office Area:         Approximately 10,000 square feet separated from
                              the remainder of the building by a full height separation wall to include the following:

                              1. Clean and sweep throughout warehouse, office and restroom area.

                              2. Repair existing roll doors and add electrical door opener from existing facility at 2705 - 5th Street.

                              3. Make sure all services to the facility are in good working order and repair, including, but not limited to, roll-doors, electrical lights, plumbing, HVAC, fixtures, roof, hardware and mechanical, etc.

                              4.  Construct two (2) offices.

                              5. Re-carpet all office areas, new and existing. Carpet to Tenant's specifications, within reason.

                              6. Construct one (1) additional reception area by removing existing wall and one (1) break area approximately 12' x 14' with sink, counter and cabinets and install Tenant's dishwasher.

                              7. Remove sixty percent (60%) of warehouse lights and attach remaining lights to ceiling deck.

                              8. Remove three (3) gas heaters in warehouse and leave one (1) unit functional.




18.  PRIOR ENTRY:

     Landlord consents to the entry of Tenant into and upon the premises prior to the commencement date of this Lease for the purpose of cleaning, repairing, furnishing and decorating. Prior to the commencement date of this Lease and during the period Landlord has consented to Tenant's entry into and upon the premises, Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from Tenant's use of the premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the premises or elsewhere and shall further indemnify and hold harmless Landlord from and against any and all claims arising from any negligence of the Tenant, or any of Tenant's agents, contractors, employees, and from and against all cost, attorney's fees, expenses and liabilities incurred in the defense of any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in or upon, or against the premises arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord.


19.  OVERHEAD DOORS:

     Tenant hereby agrees to maintain in proper working order during the term of the lease, the overhead doors and the associated hardware ("and mechanisms") associated with the operation. Landlord shall have no responsibility to repair, replace or maintain the overhead doors except the initial occupancy of Tenant.

20.  CONTACTS:

     Miles Smith
     2705 - 5th Street
     Sacramento, CA 95677
     (916) 442-1292

     Jim Gately
     JB Company
     2101 Evergreen Street
     Sacramento, CA 95815
     (916) 929-3003

21.  LANDLORD'S INDEMNITY:

     Landlord shall indemnify Tenant against and hold Tenant harmless from any and all costs, claims or liabilities arising from any contamination of the Property or any other property resulting from the presence of use of Hazardous Materials in, on or about the Property or any adjacent properties existing as of the commencement of the lease term. Landlord shall defend Tenant against any such cost, claim or liability at Landlord's expense with counsel reasonably acceptable to Tenant. This provision shall not apply to contamination caused directly by Tenant.

CONSULT YOUR ADVISORS - This document (including its exhibits and addendums, if any) has been prepared by Broker for approval by the undersigned respective parties' legal counsel. Broker makes no representation or recommendation as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for an attorney or accountant.

AGREED AND ACCEPTED:

"LANDLORD"                              "TENANT"


JB COMPANY                               MILES SMITH FAMILY CORPORATION,
                                         A CALIFORNIA CORPORATION

By:________________________              By:____________________________


Date:______________________              Date:__________________________

                                                                     EXHIBIT "A"


                                   [SITE MAP]

                       OPTION TO EXTEND TERM LEASE RIDER
                           [CB COMMERCIAL LETTERHEAD]


     This Rider is attached to and made part of that certain Lease (the "Lease") dated February 24, 1997 between JB Company, as Landlord, and Miles Smith Family Corporation, a California Corporation, as Tenant, covering the Property commonly known as 2803 - 5th Street, Sacramento, CA 95818 (the "Property"). The terms used herein shall have the same definitions as set forth in the Lease. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Lease.

A. Option(s) to Extend Term.

     1. Grant of Option.

     Landlord hereby grants to Tenant one (1) option(s)(the "Option(s)") to extend the Lease Term for additional term(s) of five (5) years each (the "Extension(s)"), on the same terms and conditions as set forth in the Lease, but at an increased rent as set forth below. Each Option shall be exercised only by written notice delivered to Landlord at least one hundred twenty (120) days before the expiration of the Lease Term or the preceding Extension of the Lease Term, respectively. If Tenant fails to deliver Landlord written notice of exercise of an Option within the prescribed time period, such Option and any succeeding Options shall lapse, and there shall be no further right to extend the Lease Term. Each Option shall be exercisable by Tenant on the express conditions that (a) at the time of the exercise, and at all times prior to the commencement of such Extension, Tenant shall not be in default under any of the provisions of the Lease and (b) Tenant has not been ten (10) or more days late in the payment of rent more than a total of three (3) times during the Lease Term and all preceding Extensions.

     2. Personal Options.

B.   Calculation of Rent.

     The Base Rent during the Extension(s) shall be determined by one or a combination of the following methods (INDICATE METHOD UPON EXECUTION OF THE LEASE):

     [ ] 1. Cost of Living Adjustment (Section B.1, below)
            Rental Adjustment Date(s): The first day of the ___________ month(s) of the ___________________________ Extension(s) of the Lease Term.

     [X] 2. Fair Rental Value Adjustment (Section B.2, below) as determined by appraiser [X] or broker [X].
            Rental Adjustment Date(s): The first day of the ___________ month(s) of the ___________________________ Extension(s) of the Lease Term.

     [ ] 3. Fixed Adjustment
            The Base Rent shall be increased to the following amounts (the "Adjusted Base Rent(s)") on the dates (the "Rental Adjustment Date(s)") set forth below:

               Rental Adjustment Date(s)               Adjusted Base Rent(s)

            _________________________________        $__________________________

            _________________________________        $__________________________

            _________________________________        $__________________________

            _________________________________        $__________________________

     1. Cost of Living Adjustment.

     The Base Rent shall be increased on the dates specified in Section B.1, above (the "Rental Adjustment Date(s)") by reference to the Index defined in
Section 3.02 of the Lease or the substitute index described in Paragraph 3.02(b) of the Lease, as follows: The Base Rent in effect immediately prior to the applicable Rental Adjustment Date (the "Comparison Base Rent") shall be increased by the percentage that the index has increased from the month in which the payment of the Comparison Base Rent commenced through the month in which the applicable Rental Adjustment Date occurs. In no event shall the Base Rent be reduced by reason of such computation.

(c) 1988 Southern California Chapter
         of the Society of Industrial [SIOR(TM) LOGO] and Office Realtors,(R) Inc.

[MISSING COPY]

     The Base Rent shall be increased on the date(s) specified in Section B.2, above (the "Rental Adjustment Date(s)") to the "fair rental value" of the Property, determined in the following manner:

     (a) Not later than one hundred (100) days prior to any applicable Rental Adjustment Date, Landlord and Tenant shall meet in an effort to negotiate, in good faith, the fair rental value of the Property as of such Rental Adjustment Date. If Landlord and Tenant have not agreed upon the fair rental value of the Property at least ninety (90) days prior to the applicable Rental Adjustment Date, the fair rental value shall be determined by appraisal, by one or more appraisers or brokers (herein called "Appraiser(s)"), as provided in Section B.2(b), below. If appraiser(s) are used, such appraiser(s) shall have at least five (5) years' experience in the appraisal of commercial/industrial real property in the area in which the Property is located and shall be members of professional organizations such as MAI or equivalent. If broker(s) are used, such broker(s) shall have at least five (5) years' experience in the sales and leasing of commercial/industrial real property in the area in which the Property is located and shall be members of professional organizations such as the Society of Industrial and Office Realtors or equivalent.

     (b) If Landlord and Tenant are not able to agree upon the fair rental value of the Property within the prescribed time period, then Landlord and Tenant shall attempt to agree in good faith upon a single Appraiser not later than seventy-five (75) days prior to the applicable Rental Adjustment Date. If Landlord and Tenant are unable to agree upon a single Appraiser within such time period, then Landlord and Tenant shall each appoint one Appraiser not later than sixty-five (65) days prior to the applicable Rental Adjustment Date. Within ten
(10) days thereafter, the two (2) appointed Appraisers shall appoint a third
(3rd) Appraiser. If either Landlord or Tenant fails to appoint its Appraiser within the prescribed time period, the single Appraiser appointed shall determine the fair rental value of the Property. If both parties fail to appoint Appraisers within the prescribed time periods, then the first Appraiser thereafter selected by a party shall determine the fair rental value of the Property. Each party shall bear the cost of its own Appraiser and the parties shall share equally the cost of the single or third Appraiser, if applicable.

     (c) For the purposes of such appraisal, the term "fair market value" shall mean the price that a ready and willing tenant would pay, as of the applicable Rental Adjustment Date, as monthly rent to a ready and willing landlord of property comparable to the Property if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used. If a single Appraiser is chosen, then such Appraiser shall determine the fair rental value of the Property. Otherwise, the fair rental value of the Property shall be the arithmetic average of the two (2) of the three (3) appraisals which are closest in amount, and the third appraisal shall be disregarded. In no event, however, shall the Base Rent be reduced by reason of such computation. Landlord and Tenant shall instruct the Appraiser(s) to complete the determination of the fair rental value not later than thirty (30) days prior to the applicable Rental Adjustment Date. If the fair rental value is not determined prior to the applicable Rental Adjustment Date, then Tenant shall continue to pay to Landlord the Base Rent applicable to the Property immediately prior to such Extension, until the fair rental value is determined. When the fair rental value of the Property is determined, Landlord shall deliver notice thereof to Tenant, and Tenant shall pay to Landlord, within ten (10) days after receipt of such notice, the difference between the Base Rent actually paid by Tenant to Landlord and the new Base Rent determined hereunder.

                                       2

(c)1988 Southern California Chapter
        of the Society of Industrial [SIOR(TM) LOGO] and Office Realtors, Inc

                           [CB COMMERCIAL LETTERHEAD]

                                                     Date: February 24, 1997
                                                           ---------------------
Landlord/Seller     JB Company
                    ------------------------------------------------------------

Tenant/Purchaser    Miles Smith Family Corporation, a California Corporation
                    ------------------------------------------------------------

Property            2703 - 5th Street Sacramento, CA
                    ------------------------------------------------------------
                                      Street Address, City, State

Also known as:
              ------------------------------------------------------------------

--------------------------------------------------------------------------------

Brokers:         CB Commercial Real Estate Group, Inc. representing    Landlord
                                                                      ----------
                 CB Commercial Real Estate Group, Inc. representing    Tenant
                                                                      ----------

BROKER REPRESENTATION (check if applicable)

   X      Seller/Landlord and Purchaser/Tenant hereby acknowledge that Broker
--------  represents both parties hereto; and both parties thereto.

NOTIFICATION RE: NATIONAL FLOOD INSURANCE PROGRAM

This property __X__ is/ _____ is not located in a Special Flood Hazard Area on United States Department of Housing and Urban Development (HUD) "Special Flood Zone Area Maps." Federal law requires that as a condition of obtaining federally related financing on most properties located "flood zones," banks, savings and loan associations, and some insurance lenders require flood insurance to be carried where the property, real or personal, is security for a loan. This requirement is mandated by the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973. The purpose of the program is to provide flood insurance to property owners at a reasonable cost. Cities or counties participating in a National Flood Insurance Program may have adopted building or zoning restrictions, or other measures, as part of their participation in the program. You should contact the city or county in which the property is located to determine any such restrictions. The extent of coverage available in your area and the cost of this coverage may vary, and for further information, you should consult your lender or insurance carrier.

Flood Zone Designation: Zone   X    Source FEMA Map Panel Sacramento County 0210
                             -----        --------------------------------------

HAZARDOUS WASTES OR SUBSTANCES AND UNDERGROUND STORAGE TANKS

Comprehensive federal and state laws and regulations have been enacted in the past several years in an effort to control the use, storage, handling, clean-up, removal and disposal of hazardous wastes or substances. Some of these laws and regulations (such as, for example, the Comprehensive Environmental Response Compensation and Liability Act [CERCLA]) provide for broad liability on the part of owners, tenants, or other users of property for clean-up costs and damages, regardless of fault. Other laws and regulations set standards for the handling of asbestos, and establish requirements for the use, modification, abandonment, and closure of underground storage tanks.

?? not practical or possible to list all such laws and regulations in this Notice. Therefore, Sellers/Landlords and Purchasers/Tenants are urged to consult legal counsel to determine their respective rights and liabilities with respect to the issues described in this Notice, as well as all other aspects ?? the proposed transaction. If hazardous wastes or substances have been, or are going to be used, stored, handled or disposed on the Property if the Property has been or may have underground storage tanks, it is essential that legal and technical advice be obtained to determine, among other things, the nature of permits and approvals which have been obtained or may be required; the estimated costs and expenses associated with ?? use, storage, handling, clean-up, disposal or removal of hazardous wastes or substances; and the nature and extent of contractual provisions necessary or desirable in this transaction. Broker recommends expert assistance and site investigation to determine past uses of the property, which may provide valuable information as to the likelihood of hazardous wastes or substances, or underground storage tanks, being on the Property.

Seller/Landlord agrees to disclose to Broker and to Purchaser/Tenant any and all information which he/she/it has regarding present and future zoning and environmental matters affecting the Property and regarding the condition of the Property, including, but not limited to structural, mechanical and ??s conditions, the presence and location of asbestos, PCB transformers, other toxic, hazardous or contaminated substances, and underground storage tanks, in, on, or about the Property.

Broker has conducted no investigation regarding the subject matter hereof, except as may be contained in a separate written document signed by Broker. Broker makes no representations concerning the existence or nonexistence of hazardous wastes or substances, or underground storage tanks, in, on, or about the Property. Purchaser/Tenant should contact a professional, such as a civil engineer, industrial hygienist or other persons ?? experience in these matters, to advise on these matters.

The term "hazardous wastes or substances" is used herein in its very broadest sense and includes, but is not limited to, petroleum based products, paints and solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonium compounds, asbestos, PCBs and other chemical products. Hazardous wastes or substances and underground storage tanks may be present on all types of real property. This Notice is intended to apply to any transaction involving any type of real property, whether improved or unimproved.

BROKER DISCLOSURE

The parties hereby expressly acknowledge that Broker has made no independent determination or investigation regarding the following: present ?? future use or zoning of the property; environmental matters affecting the Property; the condition of the Property, including, but not limited to ??ctural, mechanical and soils conditions, as well as issues surrounding hazardous wastes or substances as set out above; violations of the Occupational Safety and Health Act or any other federal, state, county or municipal laws, ordinances, or statutes; measurements of land and/or ??dings. Purchaser/Tenant agrees to make its own investigation and determination regarding such items. REAL ESTATE
BROKER IS QUALIFIED TO ADVISE ON REAL ESTATE. IF YOU DESIRE LEGAL ADVICE, CONSULT YOUR ATTORNEY.

AMERICANS WITH DISABILITIES ACT (ADA)

??ers or tenants of real property may be subject to the Americans with Disabilities Act (ADA), a federal law codified at 42 USC Section 12101 et??. Among other requirements of the ADA that could apply to your property, Title III of the Act requires owners and tenants of "public Accommodations" to remove barriers to access by disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons. The regulations under Title III of the ADA are codified at 28 CFR Part 36.

??er recommends that you     and your attorney review the ADA and the
regulations, and, if appropriate, your proposed lease or purchase and sale ??ement, to determine if this law would apply to you and the nature of the requirements. These are legal issues. You are responsible for conducting your own independent investigation of these issues.

??CE TO PURCHASERS AND SELLERS REGARDING THE FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT (FIRPTA)

??ss an exemption applies, FIRPTA required that every buyer of real estate in the United States deduct and withhold from the Seller's proceeds amount equal to ten percent (10%) of the gross sales price. The primary exemptions are:

     The Seller furnishes to the Purchaser a certificate executed by the Seller stating under penalty of perjury the Seller's United States taxpayer identification number and that the Seller is not a foreign person. (A foreign person is any foreign citizen or entity other than a United States resident alien).

     The property is acquired by the Purchaser for use as his or her residence and the amount paid for the property is $300,000 or less.

November 15, 1995

[missing copy]
???ability, the Purchaser will be liable for the ??? amount unless the Purchaser and Seller obtain a qualifying statement from the I.R.S. before transfer of title.

??? Even though the Seller provides the Purchaser with a non-foreign person certificate, the Purchaser must still withhold the tax if the Purchaser ??? ??? knowledge that the certificate is false or if the Purchaser receives notice from the Purchaser's agent or Seller's agent that the certificate ???.

??? seller who is a foreign person should consult with an attorney or accountant familiar with FIRPTA before entering into any negotiations or contrac??? ???or the sale of property. If the Seller acts promptly, depending on the particular circumstances, it may be possible to have the I.R.S. (1) determine ??? Seller's maximum tax liability, (2) reduce the amount which the Purchaser must withhold, (3) issue a qualifying statement, or (4) make an ??? ???refund of excess withholding.
_______________________________________________________________________________

                              SELLER'S CERTIFICATE
     (To be executed only if the Seller is not a foreign person or entity)

The undersigned hereby certifies:
     1. The names, addresses and United States taxpayer identification numbers of all of the owners of the above property are as follows (attach addendum if more space is needed):

     SELLER'S NAME       U.S. TAX I.D. NUMBER          ADDRESS
                         (Or, Social Security Number)  (If the Seller is an
                                                        individual, the
                                                        individual's home
                                                        address must be used)

________________________________________________________________________________
________________________________________________________________________________

There is no other person or entity who has an ownership interest in the property.
     2. None of the owners of the Property are nonresident aliens for purposes of U.S. income taxation or, if Seller is an entity, it is not a foreign corporation, foreign partnership, foreign trust, or foreign estate, as such terms are defined in the Internal Revenue Code and regulations thereto.
     3. I (we) understand that the Purchaser of the Property intends to rely on the foregoing representations in connection with the Foreign Investment in Real Property Tax Act and that this certification may be disclosed to the Internal Revenue Service.

     The undersigned hereby declare under penalty of perjury that the foregoing is true and correct.

Date:    _____________________________    Date:    ____________________________

Seller:  _____________________________    Seller:  ____________________________

By:      _____________________________    By:      ____________________________

Title:   _____________________________    Title:   ____________________________

(The original of this certificate is to be delivered to the Purchaser, or the closing agent, if any, on or before the closing.)
_______________________________________________________________________________


COMPLIANCE WITH LAWS
??? parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having ???isdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and ??? amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environments Response Compensation and Liability ???, and The Americans With Disabilities Act.

EARTHQUAKE SAFETY (CALIFORNIA ONLY)
??? or their agents who are involved in the transfer of a precast concrete or reinforced or unreinforced masonry building with wood frame floors ??? which was built before January 1, 1975 must deliver to the transferee a copy of a state publication entitled "The Commercial Property Owner's Guide to Earthquake Safety" published by the California Seismic Safety Commission. The undersigned Purchaser/Tenant of the real property herein ???cribed acknowledges that CB COMMERCIAL REAL ESTATE GROUP, INC. has delivered to the undersigned a copy thereof in accordance with California Government Code Section 8875.6 and Sections 8893 et seq. Year Building Constructed (Sales Only):_________________

???QUIST-PRIOLO NOTIFICATION; ALQUIST-PRIOLO SPECIAL EARTHQUAKE STUDIES ZONE
ACT (CALIFORNIA ONLY)                    X
??? Property described above _____ /s/ ______ is not situated in a Special Studies Zone as designated under the Alquist-Priolo Special Studies Zone Act, Sections 2621-2630, inclusive, of the California Public Resources Code; and, as such, the construction or development on the property of any structure for human occupancy may be subject to the findings of a geologic report prepared by a geologist registered in the State ??? California, unless such report is waived by the city or county under the terms of that Act. No representations on the subject are made by ???er/Landlord or by CP COMMERCIAL REAL ESTATE GROUP, INC. or its agents or employees, and the Purchaser/Tenant should make his/her/its ???n inquiry or investigation.

SPECIAL EARTHQUAKE STUDIES ZONE DESIGNATION SOURCE: FAULT-RUPTURE HAZARD ZONES IN CALIFORNIA SPECIAL PUBLICATION 42.

??? further information you may wish to contact appropriate city or county agencies:______________________________________________________________________
_______________________________________________________________________________

???TER HEATER BRACING AND DISCLOSURE AND CERTIFICATION (CALIFORNIA ONLY)
??? Seller/Landlord hereby certifies that all water heaters in or on the Property are braced, anchored or strapped to resist falling or horizontal ??? placement due to earthquake motions as required by state and applicable local codes.

CONSULT YOUR ADVISORS No representation or recommendation is made by CB Commercial Real Estate Group, Inc. or its agents or employees to the legal effect, interpretation, or economic consequences of this agreement, the transaction contemplated hereunder, the national flood ???rance program and related legislation, nor of other legislation referred to herein. These are questions that you should address with your consul??? ??? and advisors.


     RECEIPT OF A COPY OF THIS NOTICE AND AGREEMENT IS HEREBY ACKNOWLEDGED.

          SELLER/LANDLORD                       PURCHASER/TENANT

JB Company                               Miles Smith Family Corporation,
                                             a California Corporation

???  ____________________________    By:    __________________________________

???  ____________________________    Its:   __________________________________

???: ______________________, 1996    Dated: ____________________________, 1996


November 15, 1995                     -2-

[CB COMMERCIAL LETTERHEAD]


1. PARTIES.

   This Sublease, dated March 5, 1997, is made between Miles Smith Family Corporation, a California Corporation ("Sublessor") and Dan Good Distributing Company, Inc., a California Corporation ("Sublessee")

2. MASTER LEASE.

   Sublessor is the lessee under a written lease dated February 24, 1997 wherein JB Company ("Lessor") leased to Sublessor the real property located in the City of Sacramento County of Sacramento, State of California described as 2703 - 5th Street, Unit #9, Sacramento, CA 95818, an approximate 10,000 square foot portion of an approximately 39,688 square foot concrete tilt-up building ("Master Premises"). Said lease has been amended by the following amendments the Addendum and Disclosure and Agreement of Master Lease said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A".

3. PREMISES.

   Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): all of master premises

4. WARRANTY BY SUBLESSOR.

   Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

5. TERM.

   The Term of this Sublease shall commence on April 1, 1997 ("Commencement Date"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and end on March 31, 2002, 19___ ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be cancelled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of rent.

6. RENT.

   6.1 Minimum Rent. Sublessee shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at 2705 - 5th Street, Sacramento, CA 95818 or at such other place as Sublessor shall designate from time to time by notice to Sublessee, the sum of Three Thousand and no/100 Dollars ($3,000.00) per month, in advance on the first day of each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of Five Thousand Seven Hundred and no/100 Dollars ($5,700.00) as rent for the first month and a ($2,700.00) security deposit. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis. Additional provisions:

       Monthly rent shall increase One Hundred and no/100 Dollars ($100.00) each anniversary as follows: months 13-24 ($3,100.00); months 25-36 ($3,200.00); months 37-48 ($3,300; months 49-60 ($3,400.00).

   6.2 Operating Costs. If the Master Lease requires Sublessor to pay to Lessor all or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities, or insurance, then Sublessee shall pay to Sublessor as additional rent one hundred percent (100%) of the amounts payable by Sublessor for Operating Costs incurred during the Term. Such

        [MISSING COPY] of Operating Costs on the basis [MISSING COPY] estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Subsection 6.2 shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term.

7.   SECURITY DEPOSIT.

     Sublessee shall deposit with Sublessor upon execution of this Sublease the
     sum of Two Thousand Seven Hundred and no/100           Dollars ($2,700.00)
     as security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or Sublessee has vacated the Premises, or any final adjustment pursuant to Subsection 6.2 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder.

8.   USE OF PREMISES.

     The Premises shall be used and occupied only for general warehousing, bottling, storage, office and related legal uses not injurious to the facility, and for no other use or purpose.

9.   ASSIGNMENT AND SUBLETTING.

     Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease).

10.  OTHER PROVISIONS OF SUBLEASE.

     All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, Sublessee the lessee thereunder, and the Premises the Master Premises, except for the following:

     none

     Sublessee assumes and agrees to perform the lessee's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with
     Section 6 of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessee shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

11.  ATTORNEYS' FEES.

     If Sublessor, Sublessee, or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

12.  AGENCY DISCLOSURE:

     Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except: CB COMMERCIAL REAL ESTATE GROUP, INC., who represents Sublessee and Sublessor, and
         ------------------------------------------------------------------, who
     represents
               -----------------------------------------------------------------

     ------------------------------------------------------------------------- .
     In the event that CB COMMERCIAL REAL ESTATE GROUP, INC. represents both Sublessor and Sublessee, Sublessor and Sublessee hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.


14.  NOTICES.

     All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be sent by United States Mail, postage prepaid, addressed to the Sublessee at the Premises, and to the address hereinbelow, or to such other place as Sublessee may from

[MISSING COPY]

To Sublessor:   2705 - 5th Street, #1, Sacramento, CA 95818
             -------------------------------------------------------------------
To Sublessee:   2703 - 5th Street, #9, Sacramento, CA 95818
             -------------------------------------------------------------------

15. CONSENT BY LESSOR.
    THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.

16. COMPLIANCE.
    The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

                Miles Smith Family Corporation,
Sublessor:      a California Corporation
          --------------------------------------

By:  /s/ Jackson Miles Smith
   ---------------------------------------------
         Jackson Miles Smith

Title:   President
      ------------------------------------------

By: /s/ Susan Lynn Smith
   ---------------------------------------------

Title:
      ------------------------------------------

Date:
     -------------------------------------------


                Dan Good Distributing Company, Inc.
Sublessee:      a California Corporation
          --------------------------------------

By:  /s/ Gordon Langstarr
   ---------------------------------------------
         Gordon Langstarr

Title:   President
      ------------------------------------------

By:
   ---------------------------------------------

Title:
      ------------------------------------------

Date:    3/7/97
     -------------------------------------------

                          LESSOR'S CONSENT TO SUBLEASE

The undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the foregoing Sublease.


Lessor:   JB Company
          --------------------------------------

By:      /s/ Jim Gately
   ---------------------------------------------
             Jim Gately

Title:       Vice President
      ------------------------------------------

By:
   ---------------------------------------------

Title:
      ------------------------------------------

Date:
     -------------------------------------------

--------------------------------------------------------------------------------
  CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency of tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

  In any real estate transaction, it is recommended that your consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.
--------------------------------------------------------------------------------